UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 25, 2024
Date of Report (Date of earliest event reported)
AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8080 Norton Parkway
Mentor, Ohio	44060
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (440) 534-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value	AVY	New York Stock Exchange
1.25% Senior Notes due 2025	AVY25	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Stockholders held in a virtual-only format on April 25, 2024 (the “Annual Meeting”) of Avery Dennison Corporation (the “Company”), stockholders approved a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to provide that stockholders holding at least 25% of the Company’s outstanding common stock have the right to request that the Company call special meetings of stockholders.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

In addition, on April 25, 2024, the Company’s Board of Directors (the “Board”) amended and restated the Company’s bylaws (as so amended and restated, the “Amended and Restated Bylaws”), effective as of that date subject to the filing and effectiveness of the Charter Amendment, to specify the procedures for stockholder-requested special meetings. The Amended and Restated Bylaws provide, among other things, for the following:

•Any stockholder request to call a special meeting must include certain specified information including, but not limited to, (i) a statement of the purpose of the requested special meeting, (ii) documentary evidence that the requesting stockholders own at least 25% of the outstanding shares of common stock of the Company as of the date of the request, and (iii) certain specified information, representations, and agreements required with respect to any director nominations or other business proposed to be presented at the special meeting; and
•A special meeting request would not be valid in certain limited circumstances, including (i) if the special meeting request does not comply with the requirements of the Company’s governing documents, (ii) if the special meeting request relates to an item of business that is not a proper subject for stockholder action under applicable law, (iii) if the special meeting request is delivered during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting; (iv) if an identical or substantially similar item (as determined in good faith by the board of directors, a “Similar Item”), other than the election of directors, was presented at an annual or special meeting held not more than 12 months before the special meeting request is delivered, (v) if a Similar Item was presented at an annual or special meeting held not more than 90 days before the special meeting request is delivered (vi) if a Similar Item is included in the Company’s notice of meeting as an item of business to be brought before an annual or special meeting that has been called but not yet held or that is called for a date within 90 days of the receipt by the Company of a special meeting request, or (vii) if the special meeting request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended, or other applicable law.

The Amended and Restated Bylaws also include certain modernizing and clarifying changes.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Company held its Annual Meeting in a virtual-only format on April 25, 2024.

(b) At the Annual Meeting, a total of 73,607,068 shares of the Company’s common stock, representing approximately 91% of the 80,520,396 shares outstanding and eligible to vote as of the February 26, 2024 record date for the meeting set by the Board, were represented in person or by proxy, constituting a quorum. At the Annual Meeting, the Company’s stockholders (i) elected Bradley Alford, Mitchell Butier, Ken Hicks, Andres Lopez, Maria Fernanda Mejia, Francesca Reverberi, Patrick Siewert, Deon Stander, Martha Sullivan and William Wagner to the Board for a one-year term expiring at the 2025 Annual Meeting of Stockholders; (ii) approved, on an advisory basis, the Company’s executive compensation; (iii) approved the Charter Amendment; and (iv) ratified the appointment of PwC as the Company’s independent registered public accounting firm for fiscal year 2024.

The final results of the voting for the ten director nominees named in the Company’s proxy statement filed with the Securities and Exchange Commission on March 11, 2024 (the “2024 Proxy Statement”) were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Bradley Alford	66,366,793	3,428,737	79,107	3,732,431
Mitchell Butier	67,646,009	2,166,688	61,940	3,732,431
Ken Hicks	66,798,569	2,997,240	78,828	3,732,431
Andres Lopez	68,707,277	1,091,836	75,524	3,732,431
Maria Fernanda Mejia	69,746,701	53,424	74,512	3,732,431
Francesca Reverberi	69,355,735	418,534	100,368	3,732,431
Patrick Siewert	64,366,938	4,592,654	915,045	3,732,431
Deon Stander	68,632,413	1,190,854	51,370	3,732,431
Martha Sullivan	67,835,162	1,962,709	76,766	3,732,431
William Wagner	68,152,621	1,621,919	100,097	3,732,431

The final results of the voting for proposals 2, 3 and 4 described in the 2024 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Approval, on an advisory basis, of the Company’s executive compensation	65,306,391	4,409,914	158,332	3,732,431
Approval of a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that stockholders holding at least 25% of the Company’s outstanding common stock have the right to request that the Company call special meetings of stockholders	69,505,639	244,707	124,291	3,732,431
Ratification of appointment of PwC as the Company’s independent registered public accounting firm for fiscal year 2024	68,412,297	4,397,134	797,637	—

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Title

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Avery Dennison Corporation, effective as of April 25, 2024.

3.2	Amended and Restated Bylaws of Avery Dennison Corporation, effective as of April 25, 2024.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

EXHIBIT INDEX

Exhibit Number	Exhibit Title

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Avery Dennison Corporation, effective as of April 25, 2024.

3.2	Amended and Restated Bylaws of Avery Dennison Corporation, effective as of April 25, 2024.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: April 26, 2024	By:	/s/ Ignacio J. Walker
Name: Ignacio J. Walker
Title: Senior Vice President and
Chief Legal Officer